Exhibit 10.9
REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT is made and entered into as of this 31st day of May, 2005, by and among JAMES RIVER COAL COMPANY, a Virginia corporation (the “Company”), and the persons whose names appear in the signature pages hereto under the caption “Shareholders” (collectively, the “Shareholders” and individually a “Shareholder”).

W I T N E S S E T H:

WHEREAS, in connection with the acquisition of Triad Mining, Inc., the Company issued 338,295 shares of its Common Stock, to the Shareholders (such shares issued in such acquisition are referred to herein as the “Shares”); and

WHEREAS, the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Shareholders may desire to register some or all of the Shares under the Securities Act at a future date; and

WHEREAS, the Company has previously granted “piggyback” registration rights with respect to 4,544,708 shares of its Common Stock (the “Initial Registrable Shares”) pursuant to that certain Registration Rights Agreement dated May 6, 2004, among the Company and the signatories thereto (collectively, the “Initial Holders”); and

WHEREAS, the parties hereto desire to provide the Shareholders with certain demand and “piggyback” registration rights with respect to the sale of all or a portion of the Shares;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Definitions. As used herein, unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

(a)  “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)  “Common Stock” means the Company’s common stock, par value $0.01 per share.

(c)  “Consulting Agreements” means the Consulting Agreements between the Company and each of Joseph A. Aull and Tim Aull, dated the date hereof.

(d)  “Exchange Act” means the Securities Exchange Act of 1934, as amended (or any similar successor statute), and the rules and regulations thereunder, all as the same shall be in effect at the time.

(e)  “Material Event” means any event as a result of which any prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)  “Performance Shares” means the shares of Common Stock, if any, issued by the Company pursuant to Section ___ of the Consulting Agreements.

(g)  “Person” means any individual, corporation, association, partnership, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity, or governmental or political subdivision or agency thereof.

(h)  “Registrable Securities” means (i) the Shares; (ii) the Performance Shares; and (iii) any other securities issued or issuable in respect of or in exchange for any of the Shares or Performance Shares by way of a stock dividend or other distribution on the Shares or Performance Shares, stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or exchange offer.

(i)  “Registration Expenses” means all expenses incident to the Company's performance of or compliance with Article 2 or Article 3, including, without limitation, all Commission filing fees and National Association of Securities Dealers, Inc. or stock exchange listing fees, all fees and expenses of complying with state securities or blue sky laws, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance; provided, however, that Registration Expenses do not include (i) the fees and costs of counsel and advisors to the selling Shareholders, (ii) underwriting discounts and commissions, and (iii) transfer taxes, if any, relating to sale of shares by the Shareholders.

2.   Demand Registration under the Securities Act.

2.1    Number and Timing of Request.

(a)  At any time after the date hereof, the holders of Registrable Securities constituting at least thirty three percent (33%) of the total number of Registrable Securities then outstanding may request the Company to register under the Securities Act all of the Registrable Securities held by such requesting holder(s).

(b)  The holders of the Registrable Securities may make only one such registration request; provided, however, that if, subsequent to such request, the Company issues any Performance Shares, Joseph A. Aull and Tim Aull shall collectively have the right to make one additional such request (the “Second Demand”).

(c)  Promptly following receipt of any request under this Section 2.1, the Company shall immediately notify all other Shareholders, and shall use its reasonable best efforts to register under the Securities Act, for public sale in the manner specified in Section 2.4, the total number of shares of Registrable Securities specified in the original request and in any requests received from the other Shareholders within twenty (20) days after receipt of such notice from the Company.

(d)  Notwithstanding anything in this Agreement to the contrary, the Company shall not, under any circumstances, be required to file a registration statement with the Commission to register any Registrable Securities prior to November 28, 2005 (the “Lockup Date”).

2.2  Right to Delay Registration. If, at the time the Company receives a request for registration under this Article 2, in the good faith judgment of the board of directors of the Company a non-public material event has occurred and is continuing or is likely to occur within ninety (90) days and public disclosure thereof would have a material adverse affect on the Company or on the proposed material transaction involving the Company, then the Company may, at its option, delay the imposition of its obligations under this Article 2 for up to ninety (90) days; provided, however, if the Company elects to delay such obligations, the holders of a majority of the Registrable Securities requesting such registration may elect to withdraw such registration request, and, if such request is withdrawn in its entirety, such request shall not count as a request hereunder.

2.3  Other Securities. The Company shall be entitled to include in any registration statement referred to in this Article 2, for sale in the manner specified herein, shares of Common Stock to be sold by or for the account of other Persons who may then be holding “piggyback” registration rights, including, without limitation the Initial Holders.

2.4  Registration Procedure. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Article 2, the Company will (subject to Section 2.1(d)), as expeditiously as reasonably possible:

(a)  prepare and file with the Commission a registration statement on Form S-1 or S-3 under the Securities Act, and use its reasonable best efforts to cause such registration statement to become and remain effective until all Registrable Securities covered by such registration statement have been sold. Such registration statement shall be filed as a “shelf registration” pursuant to Rule 415 promulgated under the Securities Act, providing for the sale of shares included therein on a delayed or continuous basis;

(b)  prepare and file with the Commission such amendments and supplements to such registration and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition;

(c)  use its reasonable best efforts to cause such registration statement to be declared effective by the Commission under the Securities Act as soon as practicable to permit the disposition of the Registrable Securities by the holders on The Nasdaq National Market or such other exchange or market upon which the Company’s shares are traded;

(d)  make available for inspection by any Shareholder covered by any registration statement filed pursuant to this Agreement all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Shareholder in connection with such registration statement. Records which the Company determines in good faith to be confidential and which it notifies the Shareholders are confidential shall not be disclosed by the Shareholders unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each Shareholder agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(e)  provide a legal opinion of the Company's outside counsel, dated the effective date of any registration statement filed pursuant to this Agreement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);

(f)  make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(g)  if requested by any holder of Registrable Securities covered by any registration statement filed pursuant to this Agreement, promptly incorporate in a prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder, the purchase price being paid therefor and with respect to any other terms of any underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(h)  provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after the effective date of such registration statement;

(i)  if the Company shall maintain the listing of any shares of Common Stock on The Nasdaq National Market or any other securities exchange or national market system, use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national market system on which any of the Registrable Securities are then listed;

(j)  promptly notify each seller of Registrable Securities:

(A)  when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(B)  of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

(C)  of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement; and

(D)  of the receipt by the Company of any notification with respect to the suspension of the effectiveness of such registration statement;

(k)  furnish to each seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents as such seller may reasonably request to facilitate the intended disposition of its Registrable Securities;

(l)  register or qualify all Registrable Securities covered by any registration statement filed pursuant to this Agreement under such other securities or blue sky laws of such jurisdictions as each seller of Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Paragraph (l) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to take any action which would subject it to general service of process in any jurisdiction wherein it would not but for the requirements of this Paragraph (l) be so subject;

(m)  notify each seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement, (A) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (B) of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) at the request of any such seller of Registrable Securities, promptly prepare and furnish to such seller of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(n)  make available for inspection by any seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each seller of Registrable Securities agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

(o)  enter into such customary agreements and take all such other reasonable actions as the holders of a majority of the Registrable Securities included in any registration statement filed pursuant to this Agreement reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that no holder of Registrable Securities shall have any indemnification or contribution obligation inconsistent with Section 6 hereof.

2.5  Underwriter; Expenses. (a) The Company shall not be required to use an underwriter in connection with any registration under this Article 2, and the Company shall select counsel and accountants to prepare the registration statement requested hereunder.

(b)  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Article 2; provided that such fees or expenses for which the Company shall not be liable shall be borne by all holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Shareholder.

3.   "Piggyback" Registration Under the Securities Act.

3.1    “Piggyback Rights.

(a)  Right to Include Registrable Securities. If the Company at any time after the date hereof while Registrable Securities are outstanding, proposes to register any shares of its Common Stock under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar forms, or a registration effected pursuant to the Second Demand) whether or not for sale for its own account, then it shall give written notice to all holders of Registrable Securities of the proposed filing, and the notice shall inform such holders of their rights under this Section 3.1. Upon the written request of any such holder, made within thirty (30) days after receipt of any such notice by the Company, to register any of its Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its reasonable best efforts to cause such Registrable Securities to be included among the securities to be covered by the registration statement otherwise proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition of such Registrable Securities by the holder. Anything herein to the contrary notwithstanding, if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall in good faith determine for any reason not to register or to delay registration of such securities, then the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation under this Section 3.1 to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registration, shall be permitted to delay the registration of any Registrable Securities, for the same period as the delay in registering such other securities. Any holder of Registrable Securities may withdraw its request for inclusion, in whole or in part, at any time at least forty-eight (48) hours prior to the effective time of the registration statement for such offering. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1; provided that such fees or expenses for which the Company shall not be liable shall be borne by all holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Shareholder.

(b)  Priority in Cutback Registrations. If the managing underwriter with respect to a registration under this Section 3.1 advises the Company that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a reduction in the anticipated number of, or in the selling price anticipated to be received for, the securities to be sold in such public offering, then: (i) if such registration is a primary registration on behalf of the Company, the Company will include therein: (x) first up to the full amount of securities to be included therein for the account of the Company that, in the opinion of the managing underwriter, can be sold, and (y) second, up to the full amount of the Initial Registrable Shares and the Registrable Securities which the holders thereof propose to include in such registration that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering; and (ii) if such registration is an underwritten secondary registration on behalf of holders of equity securities of the Company, the Company will include therein: (x) first up to the full amount of securities to be included therein for the account of the Company that, in the opinion of the managing underwriter, can be sold, (y) second, up to the full amount of the Initial Registrable Shares and the Registrable Securities which the holders thereof propose to include in such registration that, in the opinion of the managing underwriter, can be sold, and (z) third, all other securities proposed to be sold by any other Persons that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering.

To the extent that the number of securities held by any particular group to be included in any such offering must, in the opinion of the managing underwriter, be so reduced, the aggregate number of shares held by such group that, in the opinion of the managing underwriter, can be sold in such offering, will be allocated pro rata among the members of such group in proportion to the number of securities eligible for registration in such offering held by each member of such group (or, in the case of such a group other than the Initial Holders and the Shareholders, in accordance with the priorities then existing among the Company and such holders or, if none, as the Company may otherwise determine). For purposes of the Section 3.1(b), the Initial Holders and the Shareholders shall be considered as one group, and any reduction in shares to be registered will be allocated pro rata as one group among the Initial Registrable Shares and the Registrable Securities which the holders thereof propose to be included in such registration.

(c)  Delay of Registration. No holder of Registrable Securities shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

3.2  Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1, the Company will as expeditiously as possible:

(a)  prepare and file with the Commission the appropriate registration statement to effect such registration and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the disposition contemplated thereby; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3.1(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(b)  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition;

(c)  use its reasonable best efforts to cause such registration statement to be declared effective by the Commission under the Securities Act as soon as practicable to permit the disposition of the Registrable Securities by the holders on The Nasdaq National Market or such other exchange or market upon which the Company’s shares are traded;

(d)  make available for inspection by any Shareholder covered by any registration statement filed pursuant to this Agreement all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Shareholder in connection with such registration statement. Records which the Company determines in good faith to be confidential and which it notifies the Shareholders are confidential shall not be disclosed by the Shareholders unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each Shareholder agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(e)  provide a legal opinion of the Company's outside counsel, dated the effective date of any registration statement filed pursuant to this Agreement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);

(f)  make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(g)    if requested by any holder of Registrable Securities covered by any registration statement filed pursuant to this Agreement, promptly incorporate in a prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder, the purchase price being paid therefor and with respect to any other terms of any underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(h)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after the effective date of such registration statement;

(i)    if the Company shall maintain the listing of any shares of Common Stock on The Nasdaq National Market or any other securities exchange or national market system, use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national market system on which any of the Registrable Securities are then listed;

(j)    promptly notify each seller of Registrable Securities:

(A)   when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(B)   of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

(C)   of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement; and

(D)   of the receipt by the Company of any notification with respect to the suspension of the effectiveness of such registration statement;

(k)    furnish to each seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents as such seller may reasonably request to facilitate the intended disposition of its Registrable Securities;

(l)    register or qualify all Registrable Securities covered by any registration statement filed pursuant to this Agreement under such other securities or blue sky laws of such jurisdictions as each seller of Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Paragraph (l) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to take any action which would subject it to general service of process in any jurisdiction wherein it would not but for the requirements of this Paragraph (l) be so subject;

(m)     notify each seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement, (A) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (B) of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) at the request of any such seller of Registrable Securities, promptly prepare and furnish to such seller of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(n)     make available for inspection by any seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each seller of Registrable Securities agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

(o)    enter into such customary agreements and take all such other reasonable actions as the holders of a majority of the Registrable Securities included in any registration statement filed pursuant to this Agreement reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that no holder of Registrable Securities shall have any indemnification or contribution obligation inconsistent with Section 6 hereof.

2.5    Underwriter; Expenses. (a) The Company shall not be required to use an underwriter in connection with any registration under this Article 2, and the Company shall select counsel and accountants to prepare the registration statement requested hereunder.

(b)    The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Article 2; provided that such fees or expenses for which the Company shall not be liable shall be borne by all holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Shareholder.

3.     "Piggyback" Registration Under the Securities Act.

3.1    “Piggyback Rights.

(a)    Right to Include Registrable Securities. If the Company at any time after the date hereof while Registrable Securities are outstanding, proposes to register any shares of its Common Stock under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar forms, or a registration effected pursuant to the Second Demand) whether or not for sale for its own account, then it shall give written notice to all holders of Registrable Securities of the proposed filing, and the notice shall inform such holders of their rights under this Section 3.1. Upon the written request of any such holder, made within thirty (30) days after receipt of any such notice by the Company, to register any of its Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its reasonable best efforts to cause such Registrable Securities to be included among the securities to be covered by the registration statement otherwise proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition of such Registrable Securities by the holder. Anything herein to the contrary notwithstanding, if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall in good faith determine for any reason not to register or to delay registration of such securities, then the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation under this Section 3.1 to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registration, shall be permitted to delay the registration of any Registrable Securities, for the same period as the delay in registering such other securities. Any holder of Registrable Securities may withdraw its request for inclusion, in whole or in part, at any time at least forty-eight (48) hours prior to the effective time of the registration statement for such offering. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1; provided that such fees or expenses for which the Company shall not be liable shall be borne by all holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Shareholder.

(b)    Priority in Cutback Registrations. If the managing underwriter with respect to a registration under this Section 3.1 advises the Company that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a reduction in the anticipated number of, or in the selling price anticipated to be received for, the securities to be sold in such public offering, then: (i) if such registration is a primary registration on behalf of the Company, the Company will include therein: (x) first up to the full amount of securities to be included therein for the account of the Company that, in the opinion of the managing underwriter, can be sold, and (y) second, up to the full amount of the Initial Registrable Shares and the Registrable Securities which the holders thereof propose to include in such registration that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering; and (ii) if such registration is an underwritten secondary registration on behalf of holders of equity securities of the Company, the Company will include therein: (x) first up to the full amount of securities to be included therein for the account of the Company that, in the opinion of the managing underwriter, can be sold, (y) second, up to the full amount of the Initial Registrable Shares and the Registrable Securities which the holders thereof propose to include in such registration that, in the opinion of the managing underwriter, can be sold, and (z) third, all other securities proposed to be sold by any other Persons that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering.

To the extent that the number of securities held by any particular group to be included in any such offering must, in the opinion of the managing underwriter, be so reduced, the aggregate number of shares held by such group that, in the opinion of the managing underwriter, can be sold in such offering, will be allocated pro rata among the members of such group in proportion to the number of securities eligible for registration in such offering held by each member of such group (or, in the case of such a group other than the Initial Holders and the Shareholders, in accordance with the priorities then existing among the Company and such holders or, if none, as the Company may otherwise determine). For purposes of the Section 3.1(b), the Initial Holders and the Shareholders shall be considered as one group, and any reduction in shares to be registered will be allocated pro rata as one group among the Initial Registrable Shares and the Registrable Securities which the holders thereof propose to be included in such registration.

(c)    Delay of Registration. No holder of Registrable Securities shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

3.2     Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1, the Company will as expeditiously as possible:

(a)    prepare and file with the Commission the appropriate registration statement to effect such registration and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the disposition contemplated thereby; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3.1(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(b)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition;

(c)    use its reasonable best efforts to cause such registration statement to be declared effective by the Commission under the Securities Act as soon as practicable to permit the disposition of the Registrable Securities by the holders on The Nasdaq National Market or such other exchange or market upon which the Company’s shares are traded;

(d)    make available for inspection by any Shareholder covered by any registration statement filed pursuant to this Agreement all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Shareholder in connection with such registration statement. Records which the Company determines in good faith to be confidential and which it notifies the Shareholders are confidential shall not be disclosed by the Shareholders unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each Shareholder agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(e)    provide a legal opinion of the Company's outside counsel, dated the effective date of any registration statement filed pursuant to this Agreement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);

(f)    make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of any registration statement filed pursuant to this

Agreement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(g)    if requested by any holder of Registrable Securities covered by any registration statement filed pursuant to this Agreement, promptly incorporate in a prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder, the purchase price being paid therefor and with respect to any other terms of any underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(h)    provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after the effective date of such registration statement;

(i)    if the Company shall maintain the listing of any shares of common stock on The Nasdaq National Market or any other securities exchange or national market system, use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national market system on which any of the Registrable Securities are then listed;

(j)    promptly notify each seller of Registrable Securities:

(A) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(B) of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

(C) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement; and

(D) of the receipt by the Company of any notification with respect to the suspension of the effectiveness of such registration statement;

(k)     furnish to each seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents as such seller may reasonably request to facilitate the intended disposition of its Registrable Securities;
(l)     register or qualify all Registrable Securities covered by any registration statement filed pursuant to this Agreement under such other securities or blue sky laws of such jurisdictions as each seller of Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Paragraph (l) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to take any action which would subject it to general service of process in any jurisdiction wherein it would not but for the requirements of this Paragraph (l) be so subject;

(m)     notify each seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement, (A) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (B) of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) at the request of any such seller of Registrable Securities, promptly prepare and furnish to such seller of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(n)     make available for inspection by any seller of Registrable Securities covered by any registration statement filed pursuant to this Agreement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each seller of Registrable Securities agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

(o)    enter into such customary agreements and take all such other reasonable actions as the holders of a majority of the Registrable Securities included in any registration statement filed pursuant to this Agreement reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that no holder of Registrable Securities shall have any indemnification or contribution obligation inconsistent with Section 6 hereof.

4.    Restrictive Legend. Each certificate representing Registrable Securities issued, and, except as otherwise provided in Section 5, each certificate issued upon exchange or transfer of any Registrable Securities, shall be stamped or otherwise imprinted with legends substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “FEDERAL ACT”), OR ANY STATE SECURITIES LAW, AND HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR PURPOSES OF INVESTMENT AND HAVE BEEN ISSUED OR SOLD IN RELIANCE ON STATUTORY EXEMPTIONS CONTAINED IN THE FEDERAL ACT OR AVAILABLE UNDER APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE FEDERAL ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS; IN THE CASE OF RELIANCE UPON AN EXEMPTION, THE COMPANY MUST HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSACTION IS EXEMPT AND DOES NOT REQUIRE SUCH REGISTRATION OF THE SHARES.”

“THE SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AS SET FORTH IN SECTION 10 OF THAT CERTAIN REGISTRATION RIGHTS AGREEMENT, AMONG JAMES

RIVER COAL COMPANY AND THE SHAREHOLDER SIGNATORIES THERETO, DATED AS OF MAY 31, 2005.”

5.    Notice of Proposed Transfer.

(a)    Prior to any proposed transfer or other disposition of any Registrable Security (other than under circumstances described in Sections 2 or 3), the holder thereof shall give written notice to the Company of its intention to do so. Each such notice shall describe the manner of the proposed transfer or disposition and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transaction may be effected without registration under the Securities Act and applicable state securities laws, whereupon the holder shall be entitled to transfer or otherwise dispose of such Registrable Security in accordance with the terms of its notice. Each certificate for Registrable Securities transferred as provided above shall bear both legends set forth in Section 4, except that such certificate shall not bear the first such legend if (a) such transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule under the Securities Act permitting public sale without registration thereunder) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or any applicable state securities law.

(b)    The foregoing restrictions on transfer and disposition of Registrable Securities shall terminate as to any particular shares of Registrable Securities when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed by the seller thereof in accordance with the method of disposition set forth in the registration statement covering such shares. Whenever a holder of Registrable Securities demonstrates to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder shall be entitled to receive from the Company, without expense, a new certificate representing its shares of Registrable Securities not bearing the first legend set forth in Section 4.

6.    Indemnification.

6.1    Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each seller of Registrable Securities covered by such registration statement, each of their respective officers, directors and partners and each other Person, if any, who controls such seller, within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such seller, director, officer, partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registered Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any violation by the Company of any rule or regulation or any action or inaction required by the Company in connection with such registration and the Company will reimburse each such seller, director, officer, partner and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or omitted in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller, director, officer, partner or such controlling person specifically for use in such registration statement, prospectus, amendment or supplement, and, provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter, within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of such Person's failure to send or give a copy of the final prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or any successor rule, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission, at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus and if under applicable law a copy of such final prospectus was required to have been given or sent to such Person by or on behalf of such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, director, officer, partner or controlling person and shall survive the transfer of such securities by such seller.

6.2    Indemnification by the Sellers. Each holder of Registrable Securities that are registered by the Company pursuant to Article 2 or 3 will, jointly and severally, indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Company, or any such director, officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registered Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller in connection with such registration statement, prospectus, amendment or supplement specifically for use therein. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such holder. In no event shall any indemnity by a holder of Registrable Securities exceed the aggregate price to the public (minus underwriter commissions and discounts) of the Registrable Securities of such holder included in such registration.

6.3    Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Article 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 6, except and to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out-of-pocket costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the counsel for the indemnified party reasonably concludes that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action and has advised the indemnified party in writing, that such a conflict of interest exists, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall, without the prior written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement with respect to any claim or action for which indemnity is sought hereunder, and no indemnifying party shall be liable for any settlement entered into without its prior written consent.

6.4    Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Article 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (A) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative proceeds but also the relative fault of each of the contributing parties, on the one hand, and the party receiving contribution on the other hand in connection with statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that, in any such case, (X) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (Y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the holder, and the relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by a party entitled to contribution in connection with investigating or defending such action or claim. Any party entitled to contribution will promptly, after receipt of notice of commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6.4, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 6.4, to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any party may have at common law or otherwise. The contribution provided for in this Section 6.4 shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

7.    Holdback Agreement. Unless the underwriters in a given public offering (or, in the case of a non-underwritten public offering, the Company) otherwise agree, and to the extent not otherwise inconsistent with applicable law, each Shareholder, by acquisition of its Shares, agrees not to effect any public sale or distribution (including a sale under Rule 144 or Regulation S (or any similar provisions then in effect)) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, (a) during the seven days prior to the effective date of any registration statement filed by the Company in connection with a public offering and (b) during the 120 days after the effective date of any registration statement filed by the Company in connection with a public offering, in either case except as part of such registration statement, whether or not such holder participates in such registration; provided, however, that the provisions of this Section 7 shall not apply to Registrable Securities to the extent such Registrable Securities are registered in the applicable public offering.

8.    Cessation of Sales. Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of a Material Event, such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Shareholder is advised in writing by the Company that a new registration statement covering the offer of Registrable Securities has become effective under the Securities Act, (ii) such

Shareholder receives copies of any required supplemented or amended prospectus, or (iii) such Shareholder is advised in writing by the Company that the use of the prospectus may be resumed; provided, however, that the Company shall use its reasonable best efforts to cure any such misstatement, omission or event that is applicable to the registration statement as soon as reasonably practicable after delivery of such notice of the happening of a Material Event. Such periods of discontinued use of the registration statement shall not exceed 120 days in any 365-day period. If so directed by the Company, on the happening of a Material Event, each Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Shareholder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

9.    Termination; Rule 144 Sales. This Agreement shall terminate on the date on which there cease to be any Registrable Securities outstanding; provided, however, that the provisions of Section 6 shall survive any termination of this Agreement. In addition, notwithstanding anything contained in Sections 2 or 3 to the contrary, a holder of Registrable Securities shall not have any registration rights pursuant to Sections 2 or 3 herein if such holder of Registrable Securities can sell all of its Registrable Securities pursuant to Rule 144(k) of the Securities Act within a ninety (90) day period.

10.    Sales Limitations. Notwithstanding anything in this Agreement to the contrary, the Shareholder agree that the Shareholders collectively shall not effect the sale or distribution of greater than 33.33% of the Registrable Securities registered pursuant to this Agreement during any ninety (90) day period beginning on the Lockup Date; provided, however, that if the Shareholders collectively effect the sale or distribution of less than such percentage in any such 90-day period, then the Shareholders may collectively sell up to an additional amount of Registrable Securities equal to the amount by which the percentage sold in such earlier 90-day period was less than such percentage, such that the Shareholders will be permitted to sell 100% of such securities (to the extent registered) within 270 days from the Lockup Date. By way of example, if the Shareholders collectively sell an aggregate of 20% of such securities during the initial 90-day period, they shall be permitted to collectively sell an aggregate of 46.66% (33.33% + 13.33%) of such securities during the following 90-day period. The Shareholders understand and agree that the Registrable Securities will contain a legend reflecting such restrictions.

11.    Obligations of Sellers. In connection with each registration hereunder, and as a condition to the Company's obligations hereunder to any selling Shareholder, each seller of Registrable Securities will furnish to the Company in writing such information with respect to such seller and its proposed disposition as shall be reasonably necessary in order to insure compliance with the Securities Act and with all other federal and applicable state securities laws. Without limiting the generality of the foregoing, in connection with each registration covering an underwritten public offering, each seller of Registrable Securities agrees to enter into the underwriting agreement between the Company and such underwriters and to complete and execute all questionnaires, powers of attorney, and other documents or instruments reasonably requested under the terms of the underwriting agreement.

12.    Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act required herein to be performed by it, if the Company has obtained the written consent of the holders of greater than fifty percent (50%) of the Registrable Securities (by number of shares). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 12, whether such Registrable Securities shall have been marked to indicate such consent.

13.    Inconsistent Agreements. Nothing contained herein shall limit or restrict the Company’s right to grant registration rights to other Persons.

14.    Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and delivered personally, sent by pre-paid, first class, certified or registered airmail, return receipt requested or by an express courier service to the intended recipient thereof at its address set forth below. Any such notice shall be deemed to have been duly given immediately upon delivery in person, or five days after mailing (or the second day after delivery to an express courier service), and in proving the same it shall be sufficient to show that the envelope containing the notice was duly addressed, stamped and posted or that the envelope was delivered to an express courier service, as the case may be. The addresses of the parties for the purposes of this Agreement are as follows:

If to Company:  James River Coal Company
901 E. Byrd Street
Suite 1600
Richmond, Virginia 23219
Attention: President

with copy to:   Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309
Attention: David A. Stockton, Esq.

If to holders of the
Registrable Securities:  At their respective addresses of
record as maintained on the stock
records of the Company

15.    Headings. The headings of the several articles and sections of this Agreement are inserted for convenience of reference only. They do not constitute a part of this Agreement and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

16.    Governing Law. This Agreement has been executed and delivered in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

17.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

18.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any other provision hereof in any other jurisdiction.

19.    Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement of the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

20.    Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

21.    Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

JAMES RIVER COAL COMPANY By:/s/ Peter T. Socha Name: Peter T. Socha Title: President and Chief Executive Officer

SELLERS:

/s/ Timothy R. Aull
Timothy R. Aull

/s/ Joseph A. Aull
Joseph A. Aull

/s/ Lena R. Aull
Lena R. Aull

/s/ John W. Worth
John W. Worth

/s/ Michael W. Howard
Michael W. Howard

/s/ Jeffrey R. Sermersheim
Jeffrey R. Sermersheim

Harold Hurt

The Lisa Ann Huffman Trust #1

By: /s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

The Jacqueline Marie Mize Trust #2

By: /s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

The Vickie Lynn Insko Trust #3

By: /s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

The Timothy R. Aull Trust #4

By: /s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

The Mary Teresita Aull Trust #5

By: /s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

The Wesley Morgan Aull Trust #6

By: /s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

The Matthew Robert Aull Trust #7

/s/ Alan R. Howard
Name: Alan R. Howard
Title: Trustee

Terra Firma Consulting Company

/s/ Harold Hurt
By: Harold Hurt

TRUST BENEFICIARIES:

The Lisa Ann Huffman Trust #1

_______________________________________
Lisa Ann Huffman, Beneficiary

The Jacqueline Marie Mize Trust #2

_______________________________________
Jacqueline Marie Mize, Beneficiary

The Vickie Lynn Insko Trust #3

_______________________________________
Vickie Lynn Insko, Beneficiary

The Mary Teresita Aull Trust #5

_______________________________________
Mary Teresita Aull, Beneficiary

The Wesley Morgan Aull Trust #6

_______________________________________
Wesley Morgan Aull, Beneficiary

The Matthew Robert Aull Trust #7

____________________________________
Matthew Robert Aull, Beneficiary